Acreage Announces Multiple Corporate Transactions
Option to Acquire Acreage Exercised to Facilitate Acquisition by Canopy USA
Acreage Enters into Amended and Restated Credit Agreement with New Lender syndicate
Acquisition of Acreage by Canopy USA Expected to Close in 1H 2025
New York, NY, June 4, 2024 - Acreage Holdings, Inc. (“Acreage” or the “Company”) (CSE: ACRG.A.U, ACRG.B.U) (OTCQX: ACRHF, ACRDF), a vertically integrated, multi-state operator of cannabis cultivation and retailing facilities in the U.S., today reported a series of corporate events and actions, including (i) the exercise of the call option (the “Call Option”) to acquire all of the issued and outstanding Class E subordinate voting shares of the Company (each, a “Fixed Share”) in accordance with the arrangement agreement between Acreage and Canopy Growth Corporation (“Canopy”) dated April 18, 2019, as amended (the “Fixed Share Arrangement Agreement”), and (ii) the execution of an amended and restated credit agreement (the “Amended and Restated Credit Agreement”) with a new syndicate of lenders, including 11065220 Canada Inc.
“This is a transformative moment which reflects the determination of our partners and team to deliver a clear path for growth and look forward to this next step in Acreage’s journey as part of the Canopy USA ecosystem,” said Dennis Curran, Chief Executive Officer. “The debt restructuring and option exercise to commence Canopy USA’s acquisition of the Company, combined with our operational restructuring and our focus on reduced costs, should enable us to reach our potential and we are especially excited about Acreage’s opportunities in Ohio, Pennsylvania, New York, and New Jersey.”
Call Option Exercise and Floating Share Arrangement Update
Notice of the Call Option was delivered to the Company initiating the acquisition of all issued and outstanding Fixed Shares (the “Fixed Share Acquisition”). The Fixed Share Acquisition is anticipated to occur immediately after the acquisition of the Class D subordinate voting shares of Acreage (the “Floating Shares”) pursuant to the plan of arrangement under the Business Corporations Act (British Columbia) (the “Floating Share Arrangement”) in accordance with the arrangement agreement (the “Floating Share Arrangement Agreement”) dated October 24, 2022, as amended, among the Company, Canopy and Canopy USA (the “Floating Share Acquisition” and together with the Fixed Share Acquisition, the “Acquisitions”). Upon the closing of the Acquisitions, Canopy USA will own 100% of the issued and outstanding shares of Acreage.
While Canopy, Canopy USA, and the Company are eager, and actively working, to close the Acquisitions as promptly as possible, closing of the Acquisitions remains subject to completion of the conditions set forth in the Fixed Share Arrangement Agreement and Floating Share Arrangement Agreement. The Company anticipates the Acquisitions will close during the first half of 2025 following receipt of required regulatory approvals.

Amended and Restated Credit Agreement
11065220 Canada Inc., a subsidiary of Canopy, exercised its option, in part, to acquire certain outstanding debt of the Company. Concurrently, the Company entered into the Amended and Restated Credit Agreement. The Amended and Restated Credit Agreement will continue to bear interest at a variable rate of U.S. prime (“Prime”) plus 5.75% per annum, payable monthly in arrears, with a Prime floor of 5.50%, and a maturity date of January 1, 2026. Effective immediately, interest under the Amended and Restated Credit Agreement will be payable in cash or in kind, at the Company’s election, through November 30, 2024.
“The Amended and Restated Credit Facility is anticipated to allow us to improve cash flows,” said Philip Himmelstein, Acreage’s interim Chief Financial Officer. He continued that “with this amendment and the restatement of financial covenants and remediation of defaults, we are well-positioned to succeed in our core markets as we continue to evaluate all options for raising capital and improving cash flow and profitability”.
About Acreage Holdings
Acreage is a multi-state operator of cannabis cultivation and retailing facilities in the U.S., including the Company’s national retail store brand, The Botanist. With its principal address in New York City, Acreage’s wide range of national and regionally available cannabis products include the award-winning brands The Botanist and Superflux, the Prime medical brand in Pennsylvania, and others. Acreage has focused on building and scaling operations to create a seamless, consumer-focused, branded experience. Learn more at www.acreageholdings.com and follow us on Twitter, LinkedIn, Instagram, and Facebook.
Forward-Looking Statements
This news release and each of the documents referred to herein contains “forward-looking information” and “forward-looking statements” within the meaning of applicable Canadian and United States securities legislation, respectively. All statements, other than statements of historical fact, included herein are forward-looking information, including, without limitation, the expected benefits resulting from the Amended and Restated Credit Agreement, the ability of the Company to remain solvent, satisfaction of the conditions set forth in the Fixed Share Arrangement Agreement and Floating Share Arrangement Agreement, including receipt of required regulatory approvals, the closing of the Acquisitions, and the ability of the Company to continue as a going concern. Often, but not always, forward-looking statements and information can be identified by the use of words such as “plans”, “expects” or “does not expect”, “is expected”, “estimates”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance or achievements of Acreage or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including, but not limited to: the occurrence of changes in U.S. federal Laws regarding the cultivation, distribution or possession of marijuana; the ability of the parties to satisfy, in a timely manner, the other conditions to the completion of the Floating Share Arrangement Agreement; the ability of Canopy, Canopy USA and Acreage to satisfy, in a timely manner, the closing conditions to the Floating Share Arrangement; risks relating to the value and liquidity of the Floating Shares and the common shares of Canopy; Canopy maintaining compliance with the Nasdaq and Toronto Stock Exchange listing requirements; the rights of the Floating Shareholders may differ materially from those of shareholders in Canopy; expectations regarding future investment, growth and expansion of Acreage’s operations; the possibility of adverse U.S. or Canadian tax consequences upon completion of the Floating Share Arrangement; if Canopy USA acquires the Fixed Shares pursuant to the Fixed Share Arrangement Agreement without structural amendments to Canopy’s interest in Canopy USA, the listing of the Canopy Shares on the Nasdaq may be jeopardized; the risk of a change of control of either Canopy or Canopy USA; restrictions on Acreage’s ability to pursue certain business opportunities and other restrictions on Acreage’s business; the impact of material non-recurring expenses in connection with the Floating Share Arrangement on Acreage’s future results of operations, cash flows and financial condition; the possibility of securities class action or derivatives lawsuits; in the event that the Floating Share Arrangement is not completed, but the Fixed Share Acquisition is completed and Canopy becomes the majority shareholder in Acreage, the likelihood that the Floating Shareholders will have little or no influence on the conduct of Acreage’s business and affairs; risk of situations in which the interests of Canopy USA and the interests of Acreage or shareholders of Canopy may differ; Acreage’s compliance with Acreage’s business plan for the fiscal years ending December 31, 2020 through December 31, 2029 pursuant to the Fixed Share Arrangement Agreement; in the event that the Floating Share Arrangement is completed, the likelihood of Canopy completing the Fixed Share Acquisition in accordance with the Fixed Share Arrangement Agreement; there is no certainty on the Exchange Ratio and, depending on timing of closing of the Acquisitions, if at all (see "Risk Factors - Risks Related to the Acquisition - Risks Associated with a Fixed Exchange Ratio" and "Risk Factors - Risks Related to the Acquisition - The Exchange Ratio may be decreased in certain instances" in the Company's Management Information Circular dated May 17, 2019); risks relating to certain directors and executive officers of Acreage having interests in the transactions contemplated by the Floating Share Arrangement Agreement and the connected transactions that are different from those of the Floating Shareholders; risks relating to the possibility that holders of more than 5% of the Floating Shares may exercise dissent rights; other expectations and assumptions concerning the transactions contemplated between Canopy, Canopy USA and Acreage; the available funds of Acreage and the anticipated use of such funds; the availability of financing opportunities for Acreage and Canopy USA and the risks associated with the completion thereof; regulatory and licensing risks; the ability of Canopy, Canopy USA and Acreage to leverage each other’s respective capabilities and resources; changes in general economic, business and political conditions, including changes in the financial and stock markets; risks relating to infectious diseases, including the impacts of the COVID-19; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis, political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks disclosed in the Circular, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as amended, and the Company’s other public filings, in each case filed with the SEC on the EDGAR website at www.sec.gov and with Canadian securities regulators and available under Acreage’s profile on SEDAR+ at www.sedarplus.ca. Although Acreage has attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended.
Although Acreage believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and Acreage does not undertake any obligation to publicly update such forward-looking information or forward-looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws.
Neither the Canadian Securities Exchange nor its Regulation Service Provider, nor any securities regulatory authority in Canada, the United States, or any other jurisdiction, has reviewed and does not accept responsibility for the adequacy or accuracy of the content of this news release.

Contact Information
For more information, please contact:

Philip Himmelstein
Interim Chief Financial Officer
Investors@acreageholdings.com
646-600-9181

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